SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
    (e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 40.14a-11(c) or  Rule 40.14a-12


                           CIRCLE GROUP HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                           CIRCLE GROUP HOLDINGS, INC.
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Circle Group Holdings, Inc. (the "Company").


Place:              The offices of the Company
                    1011 Campus Drive
                    Mundelein, Illinois  60060


Time:               June 14, 2006
                    10:00 am (local time)

Items of To amend the Company's Articles of Incorporation to change the name of

Business:           the Company to Z-Trim Holdings, Inc.; To amend the Company's
                    Articles  of  Incorporation  to change  the  number of votes
                    required  to  amend  the  Articles  of  Incorporation   from
                    two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment; and To conduct any other business that properly comes before the meeting.

Record You can vote if you are a stockholder of record as of the close of

Date:               business on May 15, 2006.

Stockholder         A list of  stockholders  eligible  to  vote  at the  Special
                    Meeting will be


List: available for inspection at the Special Meeting, and at least ten days prior to the Special Meeting, at the offices of the Company at 1011 Campus Drive, Mundelein 60060 during regular business hours.

Proxy Your vote is important. Whether you plan to attend the Special Meeting or

Voting:             not,  you  are  urged  to  complete,   date,  and  sign  the
                    accompanying proxy card as soon as possible and return it in the postage paid envelope provided.


                               Sincerely,
                               By Order of the Board of Directors:



                               Dana L. Dabney
                               Secretary
                               Circle Group Holdings, Inc.

Mundelein, Illinois
May 19, 2006


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

                                 PROXY STATEMENT

                           CIRCLE GROUP HOLDINGS, INC
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060

     This Proxy Statement is solicited by the Board of Directors of Circle Group Holdings, Inc., an Illinois corporation (the "Company") and is being furnished to the stockholders of the Company in connection with a Special Meeting of stockholders (the "Special Meeting") to be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois 60060 on June 14, 2006, at 10:00 am (local time), and at any adjournments of that meeting. This proxy statement and the enclosed proxy card are being mailed or hand delivered to the Company's stockholders on or about May 19, 2006. The Company paid the cost of preparing and mailing this proxy statement and proxy card to its stockholders.


           QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What am I being asked to vote on?

     You are asked to consider and vote upon a proposal to approve the amendment to the Company's Articles of Incorporation to change the name of the Company to Z-Trim Holdings, Inc. and to approve the amendment of the Company's Articles of Incorporation to change the number of votes required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment.

What constitutes a quorum for purposes of voting?

     A majority of the outstanding shares of common stock, represented either in person or by proxy at the meeting, will constitute a quorum for the transaction of business. Only stockholders of record at the close of business on May 15, 2006 (the "Record Date") will be entitled to notice of and to vote at the meeting. As of the Record Date on May 15, 2006 there were 60,175,987 shares of the Company's class of common stock, par value $.00005 ("Common Stock")outstanding.

     Abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

How many votes are needed to approve this proposal?

     Both the  proposal  to amend the  Company's  Articles of  Incorporation  to change the Company's name and the proposal to amend the Articles of Incorporation to change the number of votes required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment will require the affirmative vote of at least two-thirds of the outstanding shares of Common Stock. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

     For any other business that properly comes before the Special Meeting, the affirmative vote of a majority of the shares of Common Stock present in person or by proxy as required. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

     Broker Voting: Under the rules of the American Stock Exchange, the approval of the proposed amendments to the Company's Articles of Incorporation are considered to be matters upon which a brokerage firm that holds your shares in its name may vote on your behalf, if you have not furnished the firm voting instructions within a specified period prior to the Special Meeting.

How many votes do I have?

     Each share of Common Stock that you own entitles you to one vote.

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


How does the Board of Directors recommend I vote on the proposals?

     The Board of Directors unanimously recommends a vote FOR the proposal to amend the Company's Articles of Incorporation to change the Company's name to Z-Trim Holdings, Inc. and a vote FOR the proposal to amend the Articles of Incorporation to change the number of votes required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment. If you do not make a specific selection, your proxy will vote your shares, as recommended by the current Board of Directors, FOR the approval to amend the Company's Articles of Incorporation to change the Company's name to Z-Trim Holdings, Inc. and FOR the change in the number of votes required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment.

How do I vote?

     You may vote by proxy card or you may vote in person at the Special Meeting. We encourage you to vote in advance by proxy, even if you plan to attend the Special Meeting.

     By Proxy: To vote by proxy card, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed, postage pre-paid envelope. One of the individuals named on your proxy card (your "proxy") will vote your shares as you direct on your proxy card.

Can I revoke my proxy after I have sent it in?

     Yes. You may revoke your vote at any time before the proxy is exercised in the following ways:

     You may attend and vote in person at the meeting, which automatically revokes any previously received vote from you; or

     You may send in a later-dated proxy card. This will automatically revoke your earlier vote; or

     You may notify the Secretary of the Company that you wish to revoke your previously mailed proxy card. This must be done in writing and sent to his attention at this address:


Dana L. Dabney, Secretary
Circle Group Holdings, Inc.
1011 Campus Drive
Mundelein, Illinois  60060


What if my shares are held in the name of my broker, bank, or another institution?

     You may vote now by mailing in the enclosed proxy card. If you want to vote in person at the Special Meeting, you need to get a "legal proxy" authorizing you as beneficial owner to vote the shares held by the institution.



                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

Proposal

        The Board of Directors has concluded that it is advisable for the Company to amend its Articles of Incorporation (the "Articles of Incorporation") to change the Company's name to Z-Trim Holdings, Inc. The Board recommends that the stockholders approve and adopt the amendment at the Special Meeting. If the amendment is approved, Article 1 of the Articles of Incorporation will be amended to read in its entirety: "The name of the corporation is: Z-Trim Holdings, Inc."

Reasons

     The Board of Directors believes the proposed name will better describe the Company as it has evolved from its creation in 1994. The Company believes that the name change is consistent with its efforts to grow the Z-Trim business. The

Company plans on focusing its resources on Z-Trim and Z-Trim related products, while exploring all available options for its non-Z-Trim technologies and related assets. The name will leverage the significant marketing efforts that have been undertaken by the Company on behalf of Z-Trim and should also provide a better understanding of the Company's mission and strategic vision. If the stockholders approve the proposed amendment, the Company intends to change its trading symbol on the American Stock Exchange from "CXN" to "ZTM." The Company would change its cusip number and issue new certificates to replace all existing shares of Common Stock.

     In addition to the business reason to change the Company's name, if the name change is approved, the Company will, to the extent possible, utilize that fact and the resulting exchange of certificates to the Company's advantage as it confronts various market manipulation tactics that may be impacting the Company's stock. The Company is developing a strategy to combat that problem. That strategy may incorporate the mandatory exchange of certificates that would follow our name change should it be approved.

     The Board has unanimously adopted resolutions setting forth the proposed amendment to the Articles of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to stockholders for their approval at the Special Meeting. If adopted by the stockholders, the name change will become effective upon filing of the appropriate amendment to the Articles of Incorporation with the Secretary of State of the State of Illinois, which the Company currently expects will occur on or about June 16, 2006.

     The Board of Directors unanimously recommends a vote FOR approval of the proposed amendment to the Company's Articles of Incorporation to change the Company's name to Z-Trim Holdings, Inc.

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
 TO CHANGE THE NUMBER OF SHARES REQUIRED TO AMEND THE ARTICLES OF INCORPORATION

Proposal

     The Board of Directors has concluded that it is advisable for the Company to amend its Articles of Incorporation to change the number of shares required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment. The Board recommends that the stockholders approve and adopt the amendment at the Special Meeting. If the amendment is approved, Article 7 of the Articles of Incorporation will be amended to incorporate the following: "These Articles of Incorporation may be amended by a majority of the shares entitled to vote on such amendment."

Reasons

     The Board of Directors believes the proposed change in the number of shares necessary to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment will allow the Company to better meet its efforts to grow the Z-Trim business.

     The Board has unanimously adopted resolutions setting forth the proposed amendment to the Articles of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to stockholders for their approval at the Special Meeting. If adopted by the stockholders, the change in the number of shares necessary to amend the articles of Incorporation will become effective upon filing of the appropriate amendment to the Articles of Incorporation with the Secretary of State of the State of Illinois, which the Company currently expects will occur on or about June 16, 2006.

     The Board of Directors unanimously recommends a vote FOR approval of the proposed amendment to the Company's Articles of Incorporation to change the number of shares required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     Certain information contained in this proxy statement that does not relate to historical information may be deemed to constitute forward-looking statements. The phrase "intends to" identifies a "forward-looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because "forward-looking statements" are subject to risks and uncertainties, what actually happens may differ materially from what the Company expects to happen. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding the beneficial ownership of our common stock as of May 9, 2006, by the following individuals, entities or groups:

     o each person or entity who we know beneficially owns more than five percent of our outstanding common stock;

     o    each of the named executive officers;

     o    each director and nominee; and

     o    all directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days after May 9, 2006 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Applicable percentage ownership in the following table is based on 60,175,987 shares of common stock outstanding as of May 9, 2006. Unless otherwise indicated, the address for each stockholder listed in the table is c/o Circle Group Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.


                                                                           PERCENTAGE OF
                                                     NUMBER OF SHARES         SHARES
          NAME OF                                     BENEFICIALLY         BENEFICIALLY
     BENEFICIAL OWNER                                     OWNED                OWNED
---------------------------------------------       ------------------  -----------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gregory J. Halpern(1)                                    15,946,282             26.5%
Dana L. Dabney( 2)                                        2,593,000             4.31%
Michael J. Theriault(3)                                   1,374,000             2.28%
Stanford J. Levin(4)                                        453,300                 *
Steve H. Salgan(5)                                          826,915             1.37%
Alan G. Orlowsky(6)                                         470,900                 *
Steve Cohen(7)                                              995,000             1.65%
Total of all Directors and Executive Officers            24,054,397            37.66%

- ----------------------

* Less than 1%.


(1) Includes 2,048,182 options exercisable within 60 days of May 9, 2006.

(2) Includes   935,000 options exercisable within 60 days of May 9, 2006.

(3) Includes 1,155,000 options exercisable within 60 days of May 9, 2006.

(4) Includes   325,000 options exercisable within 60 days of May 9, 2006.

(5) Includes   525,000 options exercisable within 60 days of May 9, 2006.

(6) Includes   420,000 options exercisable within 60 days of May 9, 2006

(7) Includes   995,000 options exercisable within 60 days of May 9, 2006.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented for action by the stockholders at this Special Meeting. However, if any business other than that set forth in the Notice and this proxy statement should be presented at the Special Meeting, the proxies named on the enclosed proxy card will use their discretion to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors:



Dana L Dabney,
Secretary


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

                           CIRCLE GROUP HOLDINGS, INC.
                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                  June 14, 2006

     Solicited on behalf of the Board of Directors

     Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L. Dabney, and each of them, as proxies with full power of substitution, to vote all shares of Common Stock which the undersigned has power to vote at the Special Meeting of Stockholders of Circle Group Holdings, Inc., to be held at 10:00 am Central Standard Time on June 14, 2006 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

     This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

     IN FAVOR OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO Z-TRIM HOLDINGS, INC. and

     IN FAVOR OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NUMBER OF VOTES REQUIRED TO AMEND THE ARTICLES OF INCORPORATION FROM TWO-THIRDS OF THE SHARES ENTITLED TO VOTE ON SUCH AMENDMENT TO A MAJORITY OF THE SHARES ENTITLED TO VOTE ON SUCH AMENDMENT

This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Special Meeting of Stockholders or any adjournments thereof.

                      (PLEASE VOTE AND SIGN ON THE OTHER SIDE)

     This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Amendment of the Articles of Incorporation to change the Company's name to Z-Trim Holdings, Inc. and a vote "FOR" the Amendment to the Articles of Incorporation to change the number of votes required to amend the Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment.

1. Amendment of the Company's Articles of Incorporation to change the Company's name to Z-Trim Holdings, Inc.

              [_] For           [_] Against          [_] Abstain

2. Amendment of the Company's Articles of Incorporation to change the number of votes required to amend the Company's Articles of Incorporation from two-thirds of the shares entitled to vote on such amendment to a majority of the shares entitled to vote on such amendment.

              [_] For           [_] Against         [_] Abstain



3.   In their  discretion,  the proxy  holders are  authorized to vote upon such
     other   matters  as  may  properly  come  before  the  meeting  or  at  any adjournments thereof.

     Please indicate whether you will attend the Special Meeting of Stockholders on June 14, 2006.

          I         |_| plan      |_| do not plan to attend the Special Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_________________________________________     Date

SIGNATURE ________________________________________     Date
                 Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.